Exhibit 99.1

FOR IMMEDIATE RELEASE

AFFINITY GAMING ANNOUNCES ANNUAL MEETING DATE

Las Vegas, NV - February 20, 2013 - Affinity Gaming (the “Company”) announced that its 2013 Annual Meeting of Stockholders will be held on Tuesday, May 14, 2013, at 9:00 a.m., Pacific Time, at the JW Marriott Las Vegas Resort & Spa in Las Vegas, Nevada. Stockholders of record at the close of business on April 5, 2013 will be entitled to notice of and to vote at the Annual Meeting.

In accordance with Rule 14a-5(f) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), the Company has determined that shareholder proposals to be considered for inclusion in the Company's proxy statement for the Annual Meeting pursuant to Rule 14a-8 of the Exchange Act must be received by the Company at its principal executive offices by the close of business on or before March 15, 2013. Shareholder proposals should be directed to the attention of the Corporate Secretary, Affinity Gaming, 3755 Breakthrough Way, Suite 300, Las Vegas, Nevada 89135. Shareholder proposals must also comply with the Company's Bylaws and the rules of the Securities and Exchange Commission regarding the inclusion of shareholder proposals in proxy materials, and any such shareholder proposal may be omitted if not in compliance with applicable requirements.

In accordance with the advance notice requirements contained in the Company's Bylaws, for director nominations or other business to be brought before the Annual Meeting by a shareholder outside of Rule 14a-8 of the Exchange Act to be considered timely, written notice must be received by the Company at its principal executive offices by the close of business on or before March 15, 2013. Shareholder notices should be directed to the attention of the Corporate Secretary, Affinity Gaming, 3755 Breakthrough Way, Suite 300, Las Vegas, Nevada 89135. Shareholder notices must also comply with the Company's Bylaws and other applicable laws, and any such shareholder notice may be omitted if not in compliance with applicable requirements.

About Affinity Gaming

Affinity Gaming is a diversified casino gaming company headquartered in Las Vegas, Nevada. The Company's casino operations consist of 12 casinos in four states, six of which are located in Nevada, three in Colorado, two in Missouri and one in Iowa. Additionally, Affinity Gaming provides consulting services under an agreement to support the operations of the Rampart Casino at the JW Marriott Resort in Las Vegas. For more information about Affinity Gaming, please visit its website: www.affinitygaming.com.

Cautionary Statement Regarding Forward-Looking Statements

This press release may contain forward-looking statements, which can be identified by the use of words such as “anticipates,” “intends,” “plans,” “seeks,” “believes,” “estimates,” “expects”, “projects,” “may,” “will” or “should” or the negative or other variation of these or similar words, or by discussions of strategy or risks and uncertainties, and similar references to future periods. These statements are based on management's current expectations and assumptions about the industries in which the Company operates. Forward-looking statements are not guarantees of future performance and are subject to significant risks and uncertainties that may cause actual results or achievements to be materially different from the future results or achievements expressed or implied by the forward-looking statements. These risks and uncertainties include, but are not limited to, those risks and uncertainties described in the Company's most recent Annual Report on Form 10-K, including under “Cautionary Statement Regarding Forward-Looking Statements” and “Risk Factors.” The Annual Report on Form 10-K can be accessed through the “Corporate Information” section of the Company's website at www.affinitygaming.com. The Company believes these forward-looking statements are reasonable; however, you should not place undue reliance on forward-looking statements, which are based on current expectations and speak only as of the date of this press release. Any or all of the Company's forward-looking statements may turn out to be wrong. They can be affected by inaccurate assumptions or by known or unknown risks, uncertainties and other factors, many of which are beyond the Company's control. The Company disclaims any intent or obligation to update or revise any forward-looking statements in response to new information, unforeseen events, changed circumstances or any other occurrence.

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Contacts:

Affinity Gaming
David D. Ross
Chief Executive Officer
(702) 341-2410

or

Affinity Gaming
Marc Rubinstein
Senior Vice President, General Counsel and Secretary
(702) 341-2421